UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011
Weatherford International Ltd.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni
1204 Geneva
Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +41-22-816-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 16, 2011 the following increases were approved to the 2011 base salaries of our executive officers: Andrew P. Becnel, Senior Vice President and Chief Financial Officer—CHF 59,400; Nicholas W. Gee, Senior Vice President, Reservoir and Formation Evaluation—£65,000; Carel W.J. Hoyer, Senior Vice President Well Construction Products and Services—£65,000; Joseph C. Henry, Vice President, Co-General Counsel and Secretary—$40,000; James M. Hudgins, Vice President Tax—$50,000. The Board of Directors also approved the following discretionary cash awards: Mr. Bernard J. Duroc-Danner, Chairman, President and Chief Executive Officer—$1,300,000; Mr. Becnel—CHF 500,000; Mr. Peter T. Fontana, Senior Vice President and Chief Operating Officer—€600,000; Mr. Gee—£250,000; Mr. Hoyer—£250,000; Mr. Henry— $300,000; Mr. Hudgins—$300,000 and Mr. William B. Jacobson, Vice President, Co-General Counsel and Chief Compliance Officer—$500,000.
The Board also authorized new forms of grant agreements (the “Grant Agreements”) for awards of performance units to officers (the “PSU Agreement”) under the Company’s 2010 Omnibus Incentive Plan, (the “2010 Plan”) and for granting restricted shares to officers under the 2010 Plan and the Company’s 2006 Omnibus Incentive Plan. The PSU Agreement contains vesting provisions requiring the Company to meet performance goals before awards will vest. The forms of Grant Agreements will be used from time to time for grants to officers. The description of the Grant Agreements in this report on Form 8-K is a summary and is qualified in its entirety by the terms of the Grant Agreements, forms of which are attached as Exhibit 10.1, 10.2, 10.3 and 10.4 and incorporated by reference into this Item 5.02.
The Board also approved the Weatherford Non-Equity Incentive Compensation Plan (the “Plan”) to motive and reward Weatherford’s executive officers whose efforts and accomplishments positively impact Weatherford’s financial performance. Under the Plan, the Compensation Committee of our Board will establish annual financial goals and provide cash awards to officers based on the financial performance of the company as compared to those goals. The description of the Plan in this report is a summary and is qualified in its entirety by the terms of the Plan, a copy of which is attached as Exhibit 10.5 and incorporated by reference into this Item 5.02.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Form of Performance Unit Award Agreement for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

10.2	Form of Restricted Share Unit Award Agreement for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

10.3	Form of Restricted Share Unit Award Agreement (U.K. version) for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

10.4	Form of Restricted Share Award Agreement for use under the Weatherford International Ltd. 2006 Omnibus Incentive Plan.

10.5	Weatherford International Ltd. Non-Equity Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
By:	/s/ JOSEPH C. HENRY
	Name:	Joseph C. Henry
	Title:	Vice President and Co-General Counsel

February 22, 2011

INDEX TO EXHIBITS
10.1	Form of Performance Unit Award Agreement for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

10.2	Form of Restricted Share Unit Award Agreement for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

10.3	Form of Restricted Share Unit Award Agreement (U.K. version) for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

10.4	Form of Restricted Share Award Agreement for use under the Weatherford International Ltd. 2006 Omnibus Incentive Plan.

10.5	Weatherford International Ltd. Non-Equity Incentive Compensation Plan.